SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)    September 16, 1998
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                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

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Item 5.      Other Events.


GROWTH, THIRD QUARTER 1998 EARNINGS OUTLOOK, AND CAPITAL EXPENDITURES FORECAST

On September 29, 1998, Unocal Corporation announced that it continues to make progress on its long-term growth program despite depressed near-term prices for crude oil and natural gas.

Unocal has focused its growth efforts on exploration and production projects in the Gulf of Mexico and Southeast Asia. In addition, Unocal is pursuing other high-value, market-to-resource project opportunities in key areas of growth.

Recently, Unocal discovered two potentially significant new deepwater fields in Indonesia, and additional prospects will be explored on the company's 2.1 million-acre Indonesian deepwater holdings.

Unocal's Spirit Energy 76 unit has recorded 24 discoveries so far this year, double the exploration successes for all of 1997. Unocal has positioned itself in the deepwater Gulf of Mexico with interests in 196 blocks, including 62 apparent high bids in the August lease sale.

While oil and gas prices are likely to remain under pressure for some time, Unocal believes its low-cost drilling and operating capabilities will enable it to weather a sustained commodity price slump. The company's aggressive growth program will result in increased levels of exploration and dry hole expenses. These higher expenses, when combined with current low commodity prices, serve to depress current earnings.

For example, Spirit Energy 76's estimated average natural gas price realization was $1.58 per thousand cubic feet (mcf) for September, and about $1.98 per mcf for the third quarter, 8 percent below the second quarter. At the same time, Spirit Energy's exploration expense in the third quarter is about 70 percent above the second quarter level. In addition, the recent storms have had a significant impact on Unocal's production in the Gulf of Mexico.

The combined impact of low prices, storms and higher growth-related expenses, coupled with lower Diversified Business Group earnings and increased net interest expense, will result in third quarter 1998 adjusted earnings from continuing operations below 10 cents per share, the low end of the current range of analyst estimates. The adjusted earnings estimate excludes special items that may be recorded in the quarter.

Unocal recorded adjusted earnings from continuing operations of 26 cents per share (diluted) in the second quarter 1998. The latest First Call Corporate Monitor analyst estimates for Unocal's third quarter ranged from 10 to 25 cents per share, with a consensus of 20 cents. Unocal recorded adjusted earnings from continuing operations of 38 cents per share (diluted) in the third quarter of 1997.

Although Unocal currently expects to have positive earnings for the quarter, extreme price volatility and timing of dry holes make it difficult to project an exact number. While the company cannot control prices, it will continue to aggressively lower costs.

The company's third quarter 1998 earnings could also be affected by significant dry hole expenses that might be recorded before the closing for the quarter.

The company expects its 1998 capital spending to total about $1.6 billion, up from an earlier forecast of $1.5 billion. The higher capital spending reflects Unocal's recent successful bidding for offshore leases in the Gulf of Mexico and development of international growth projects. The increase in capital spending is expected to be funded from a combination of asset sales proceeds and increased debt.

Forward-looking statements and estimates regarding future earnings, expenses, and capital expenditures, as well as future exploration and development activities set forth above are based on assumptions concerning commodity prices, regulatory actions, economic conditions, market conditions, operational concerns and other considerations. Actual results could differ materially.

LEGAL PROCEEDING

The Office of the District Attorney of San Bernardino County, California, has recently advised Unocal's Molycorp, Inc., subsidiary of the suspension of settlement discussions of a criminal investigation arising from wastewater pipeline incidents which occurred in 1996 at Molycorp's Mountain Pass, California, lanthanide facility. The Office advised Molycorp that a grand jury will be convened to investigate the matter and that two Molycorp employees also have been named as targets. To Molycorp's knowledge, the grand jury has not yet been convened.

NOMINATIONS AND OTHER PROPOSALS FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

Attached as Exhibit 3 to this Report is a copy of Unocal's Bylaws, as amended September 16, 1998. Section 7 of Article III of the Bylaws, as amended, generally requires 90 days' advance notice of, and specified information with respect to, nominations by stockholders of persons for election as directors and other business proposed to be brought before a stockholders' meeting by a stockholder.

Unocal's 1999 Annual Meeting of Stockholders is scheduled to be held on May 24, 1999. Therefore, advance notice of director nominations and proposals by stockholders intended to be presented at the 1999 Annual Meeting (other than proposals which stockholders wish to include in the company's proxy statement and form of proxy pursuant to Rule 14a-8 of the Securities and Exchange Commission (the "Commission")) must be delivered to Unocal's principal office in El Segundo, California, to the attention of the Corporate Secretary, on or before February 23, 1999, and contain the information specified in Section 7 of
Article III of the Bylaws.

As previously stated in Unocal's Proxy Statement for its 1998 Annual Meeting of Stockholders, stockholder proposals for inclusion in Unocal's Proxy Statement and form of proxy for its 1999 Annual Meeting, pursuant to Rule 14a-8 of the Commission, must be received by the Corporate Secretary at Unocal's principal office in El Segundo, California, on or before December 21, 1998.


Item 7.      Financial Statements and Exhibits.

                  (c)      Exhibits

                   3 Bylaws of Unocal Corporation, as amended September 16, 1998, and currently in effect.

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

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          UNOCAL CORPORATION
                                             (Registrant)





Date:  September 29, 1998                 By: /s/ JOE D. CECIL
-------------------------                 ----------------------
                                              Joe D. Cecil
                                              Vice President and Comptroller


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